                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2002


                                 S1 CORPORATION
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-24931                  58-2395199
----------------------------         ------------           -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


               3500 LENOX ROAD, SUITE 200, ATLANTA, GEORGIA 30326
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (404) 923-3500


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


         On April 30, 2002, S1 Corporation ("S1") issued a press release announcing the results of operations for the first quarter of 2002. That press release is filed as Exhibit 99.1 to this report. Also on April 30, 2002, S1 held a conference call during which S1 discussed its first quarter results and presented certain other material relating to S1 and its operations. A taped replay of the conference call is available for play-back by dialing (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (international). The access code is 752699. The replay will be active until 8:00 p.m. EDT on May 6, 2002.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

Exhibit
No.               Description
-------           -----------

 99.1             Press release, dated April 30, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    S1 CORPORATION
                                    (Registrant)


                                    /s/ Richard P. Dobb
                                    -------------------------------------------
                                    Richard P. Dobb
                                    Vice President, General Counsel and
                                    Secretary


Date: May 1, 2002


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                                 EXHIBIT INDEX


Exhibit
No.               Description
-------           -----------

 99.1             Press release, dated April 30, 2002.